EXHIBIT 10.3

AMENDMENT TO SUPPORT AGREEMENT

This Amendment to Support Agreement (herein, the “Amendment”) is made as of March 31, 2022, by and among (i) Virgin Group Acquisition Corp. II, a Cayman Islands corporation (“Parent”), (ii) Grove Collaborative, Inc., a Delaware public benefit corporation (the “Company”), and (iii) the undersigned Company stockholders (the “Company Stockholders” and each a “Company Stockholder”).

WHEREAS, the Parent, the Company and the Company Stockholders entered into that certain Support Agreement, dated as of December 7, 2021 (the Support Agreement, being referred to herein as the “Agreement”). All capitalized terms used herein without definition shall have the meanings as defined under the Agreement.

WHEREAS, the parties have agreed to make certain amendments to the Agreement under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments. Pursuant to Section 11 of the Agreement, the Agreement shall be and hereby is amended as follows:

The Written Consent in the form attached as Annex B to the Agreement is hereby amended and restated in its entirety by the Written Consent attached hereto as Annex B.

2.	Miscellaneous.

Except as specifically amended herein, the Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby. This Amendment is not a novation nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Agreement or any other related documents, except as specifically set forth herein. Without limiting the foregoing, the parties agree to comply with all of the terms, conditions, and provisions of the Agreement and the other related documents except to the extent such compliance is irreconcilably inconsistent with the express provisions of this Amendment. The provisions of Section 13 of the Agreement will apply to this Amendment, mutatis mutandis.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

PARENT:

VIRGIN GROUP ACQUISITION CORP. II

By:	/s/ Evan Lovell
Name:	Evan Lovell
Title:	Chief Financial Officer

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

COMPANY:

GROVE COLLABORATIVE, INC.

By:	/s/ Stuart Landesberg
Name:	Stuart Landesberg
Title:	Chief Executive Officer

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

STUART LANDESBERG

/s/ Stuart Landesberg

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

NORWEST VENTURE PARTNERS XIII, LP By: Genesis VC Partners XIII, LLC, General Partner By: NVP Associates, LLC, Managing Member

By:	/s/ Jeff Crowe

Name:	Jeff Crowe

Title:	Managing Partner

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

MAYFIELD SELECT, a Cayman Islands Exempted Limited Partnership

By: MAYFIELD SELECT MANAGEMENT
(EGP), L.P.,
a Cayman Islands Exempted Limited Partnership
Its: General Partner

By: MAYFIELD SELECT MANAGEMENT
(UGP), LTD.,
a Cayman Islands Exempted Company
Its: General Partner

By:	/s/ Rishi Garg

Name:	Rishi Garg

Title:	Partner

MAYFIELD XV, a Cayman Islands Exempted Limited Partnership

By: MAYFIELD SELECT MANAGEMENT
(EGP), L.P.,
a Cayman Islands Exempted Limited Partnership
Its: General Partner

By: MAYFIELD XV MANAGEMENT
(UGP), LTD.,
a Cayman Islands Exempted Company
Its: General Partner

By:	/s/ Rishi Garg

Name:	Rishi Garg

Title:	Partner

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

MHS CAPITAL PARTNERS II, L.P. By: MHS Capital Management II, LLC Its: General Partner
By:	/s/ Mark Sugarman

Name:	Mark Sugarman

Title:	Managing Member

MHS CAPITAL PARTNERS G2, LLC
By:	/s/ Mark Sugarman

Name:	Mark Sugarman

Title:	Managing Member

MHS CAPITAL PARTNERS G, LLC
By:	/s/ Mark Sugarman

Name:	Mark Sugarman

Title:	Managing Member

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

LONE CYPRESS, LTD. By: Lone Pine Capital LLC, its investment advisor
By:	/s/ Kerry Tyler
Name:	Kerry Tyler
Title:	Authorized Signatory

LONE SPRUCE, L.P. By: Lone Pine Capital LLC, its investment advisor
By:	/s/ Kerry Tyler
Name:	Kerry Tyler
Title:	Authorized Signatory

LONE CASCADE, L.P. By: Lone Pine Capital LLC, its investment advisor
By:	/s/ Kerry Tyler
Name:	Kerry Tyler
Title:	Authorized Signatory

LONE SIERRA, L.P. By: Lone Pine Capital LLC, its investment advisor
By:	/s/ Kerry Tyler
Name:	Kerry Tyler
Title:	Authorized Signatory

LONE MONTEREY MASTER FUND, LTD. By: Lone Pine Capital LLC, its investment advisor

By:	/s/ Kerry Tyler
Name:	Kerry Tyler
Title:	Authorized Signatory

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

GENERAL ATLANTIC (GC), L.P. By: General Atlantic (SPV) GP, LLC, its general partner By: General Atlantic LLC, its sole member

By:	/s/ Kelly Pettit

Name:	Kelly Pettit

Title:	Managing Director

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

SCM GC Investments Limited

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	Authorized Signatory

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

CHRISTOPHER CLARK

/s/ Christopher Clark

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

CATHERINE BEAUDOIN

/s/ Catherine Beaudoin

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

NEXTVIEW VENTURES II, L.P. By: NextView Capital Partners II, LLC, its General Partner

By:	/s/ Lee Hower

Name:	Lee Hower

Title:	Managing Member

NEXTVIEW VENTURES II-A, L.P. By: NextView Capital Partners II, LLC, its General Partner

By:	/s/ Lee Hower

Name:	Lee Hower

Title:	Managing Member

NEXTVIEW VENTURES CO-INVEST I, L.P. By: NextView Capital Partners Co-Invest, LLC, its General Partner

By:	/s/ Lee Hower

Name:	Lee Hower

Title:	Managing Member

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

SERIOUS CHANGE II, LP By: Spring Partners, LLC, Its: General Partner

By:	/s/ Jo Sandlin

Name:	Jo Sandlin

Title:	President

SERIOUS CHANGE, LP By: Serious Change Management, LLC, Its: General Partner

By:	/s/ Jo Sandlin

Name:	Jo Sandlin

Title:	President

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

NEVADA FML, LLC

By:	/s/ Arel Meister-Aldama

Name:	Arel Meister-Aldama

Title:	Manager

NEVADA HPL, LLC

By:	/s/ Arel Meister-Aldama

Name:	Arel Meister-Aldama

Title:	Manager

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

INHERENT ESG PRIVATE, LP By: Inherent Capital, LLC Its: General Partner

By:	/s/ Michael Ellis

Name:	Michael Ellis

Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

GREENSPRING SECONDARIES FUND III, L.P.

By: Greenspring Secondaries General Partner III, L.P.,

its general partner

By: Greenspring Secondaries GP III, LLC,

its general partner

By: Greenspring Associates, LLC,

its sole member

By:	/s/ Eric Thompson

Name:	Eric Thompson

Title:	Chief Operating Officer

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

GLYNN PARTNERS V, L.P. By: Glynn Management V, LLC Its: General Partner

By:	/s/ David Glynn

Name:	David Glynn

Title:	Managing Partner

GLYNN EMERGING OPPORTUNITY FUND By: Glynn Capital Management LLC Its: General Partner

By:	/s/ David Glynn

Name:	David Glynn

Title:	Managing Partner

GLYNN EMERGING OPPORTUNITY FUND II-A, L.P. By: Glynn Management Evergreen LLC Its: General Partner

By:	/s/ David Glynn

Name:	David Glynn

Title:	Managing Partner

GLYNN EMERGING OPPORTUNITY FUND II, L.P. By: Glynn Management Evergreen LLC Its: General Partner

By:	/s/ David Glynn

Name:	David Glynn

Title:	Managing Partner

[Signature Page to First Amendment to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Support Agreement as of the date first written above.

THE LANDESBERG LIVING TRUST, DATED OCTOBER 15, 2021 By: Glynn Management V, LLC Its: General Partner

By:	/s/ Stuart A. Landesberg	/s/ Caitlin Landesberg
Stuart A. Landesberg and Caitlin Landesberg, as co-trustees of The Landesberg Living Trust, dated October 15, 2021

[Signature Page to First Amendment to Support Agreement]

Annex A
Voting Shares of Company Stockholders

[See attached.]

Annex A

		Voting Securities
Stockholder	Addresss	Common Stock	Series Seed Preferred Stock	Series A Preferred Stock	Series B Preferred Stock	Series C Preferred Stock	Series C-1 Preferred Stock	Series D Preferred Stock	Series D-1 Preferred Stock	Series D-2 Preferred Stock	Series E Preferred Stock
General Atlantic (GC), L.P.	c/o General Atlantic Service Company, L.P. Attention: Gordon Cruess 55 East 52nd Street, 33rd Floor New York, NY 10055	-	-	-	-	-	-	7,641,666	937,180	1,374,798	-
Lone Cascade, L.P.	c/o Lone Pine Capital Attn: Kerry A. Tyler Two Greenwich Plaza, 2nd Floor Greenwich, CT 06830	-	-	-	-	-	-	-	202,496	628,521	-
Lone Cypress, Ltd.		-	-	-	-	-	-	6,354,719	146,669	702,522	-
Lone Monterey Master Fund, Ltd.		-	-	-	-	-	-	-	-	19,559	-
Lone Sierra, L.P.		-	-	-	-	-	-	-	4,504	10,036	-
Lone Spruce, L.P.		-	-	-	-	-	-	313,402	2,457	14,160	-
Norwest Venture Partners XIII, LP	525 University Avenue, Suite 800 Palo Alto, CA 94301-1922	-	-	-	-	7,043,741	1,879,497	1,382,119	374,872	1,374,798	-
SCM GC Investments Limited	c/o Sculptor Capital Management 9W 57th Street, New York, New York 10019	-	-	-	-	-	-	-	-	2,749,595	5,021,189
MHS Capital Partners G, LLC	c/o Mark Sugarman 333 Bush Street Suite 2250 San Francisco, CA 94104	-	-	-	-	-	1,449,897	-	-	-	-
MHS Capital Partners G2, LLC		-	-	-	-	-	-	373,414	-	-	-
MHS Capital Partners II, L.P.		-	648,508	2,756,161	968,211	1,349,421	429,599	26,672	-	137,480	-
Greenspring Secondaries Fund III, L.P.	100 Painters Mill Road, Suite 700 Owings Mills, MD 21117	-	-	291,352	-	-	-	-	468,590	274,960	301,271
Inherent ESG Private, LP	510 LaGuardi Place, 5th Floor New York, NY 10012	-	-	-	-	-	-	-	-	1,374,798	331,397
Mayfield Select, a Cayman Islands Exempted LimitedPartnership	c/o Tim Chang 2484 Sand Hill Road Menlo Park, CA 94025	-	-	-	-	-	1,342,498	121,238	93,718	274,960	-
Mayfield XV, a Cayman Islands Exempted LimitedPartnership		-	-	-	7,854,118	2,535,746	-	-	-	-	-
Glynn Emerging Opportunity Fund	3000 Sand Hill Road, 3-230 Menlo Park, CA 94025	-	-	-	-	-	-	-	32,961	92,839	93,601
Glynn Emerging Opportunity Fund II, L.P.		-	-	-	-	-	-	-	96,108	407,710	395,945
Glynn Emerging Opportunity Fund II-A, L.P.		-	-	-	-	-	-	-	105,226	324,329	313,844
Glynn Partners V, L.P.		-	-	-	-	-	-	-	702,885	206,220	-
NextView Ventures Co-Invest I, L.P.	c/o Lee Hower 179 Lincoln Street 4th Floor Boston, MA 02111	-	157,985	-	-	-	268,498	-	-	-	-
NextView Ventures II, L.P.		-	2,066,537	1,118,273	375,996	61,285	-	-	-	34,370	-
NextView Ventures II-A, L.P.		-	14,181	50,613	-	246,530	-	527,389	16,400	-	502,118
NEVADA FML, LLC	43 South Ridge Court Ridgefield, CT 06877	1,000,000	-	-	-	-	-	-	-	-	-
NEVADA HPL, LLC		1,000,000	-	-	-	-	-	-	-	-	-
Stuart Landesberg	1301 Sansome St. San Francisco, California 94111 Attention: Nathan Francis	1,230,291	230,568	-	-	-	-	-	-	-	-
Christopher Clark	1301 Sansome St. San Francisco, California 94111 Attention: Nathan Francis	368,764	-	-	-	-	-	-	-	-	-
Catherine Beaudoin	1301 Sansome St. San Francisco, California 94111 Attention: Nathan Francis	410,000	-	-	-	-	-	-	-	-	-
Serious Change II LP	2229 San Felipe Street, Suite 150 Houston, TX 77019	243,190	1,215,953	2,357,260	512,225	52,828	-	-	-	-	-
Serious Change, LP		949	-	-	-	-	-	-	-	-	-
	Total	4,253,194	4,333,732	6,573,659	9,710,550	11,289,551	5,369,989	16,740,619	3,184,066	10,001,655	6,959,365

Annex B
Written Consent

[See attached.]

ACTION BY WRITTEN CONSENT

OF THE STOCKHOLDERS

OF

GROVE COLLABORATIVE, INC.

Pursuant to Sections 228 and 251 of the Delaware General Corporation Law (the “DGCL”) and the Bylaws of Grove Collaborative, Inc., a Delaware public benefit corporation (the “Company”), the undersigned stockholders of the Company hereby adopt the following resolutions by written consent effective as of the last date set forth on the signature page(s) hereto:

I.	Approval of Amended and Restated Agreement and Plan of Merger

Whereas, the Company previously entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated December 7, 2021, by and among the Company, Virgin Group Acquisition Corp. II, a Cayman Islands exempted company (“Virgin”), and Treehouse Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Virgin (“Merger Sub I”);

Whereas, the Merger Agreement has been amended and restated (the “Amended and Restated Merger Agreement”), in substantially the form attached hereto as Exhibit A, to effect a change in structure of the transactions as set forth therein; and

Whereas, pursuant to the Amended and Restated Merger Agreement, at least one day following the domestication of Virgin as a Delaware public benefit corporation (the “Domestication”), (a) Merger Sub I will merge with and into the Company (the “Initial Merger”), upon the terms and subject to the conditions set forth in the Amended and Restated Merger Agreement, whereupon the separate corporate existence of Merger Sub I shall cease, and the Company shall continue as the surviving corporation of the Initial Merger (the “Initial Surviving Corporation”) and (b) immediately following the Initial Merger, and as part of the same overall transaction as the Initial Merger, the Initial Surviving Corporation will merge with and into Treehouse Merger Sub II, LLC (“Merger Sub II”) (the “Final Merger” and, together with the Initial Merger, the “Mergers”), whereupon the separate corporate existence of the Initial Surviving Corporation shall cease, and Merger Sub II shall continue as the surviving company of the Final Merger (the “Final Surviving Company”);

Whereas, the Board of Directors of the Company (the “Board”) has (i) approved the Mergers, the Amended and Restated Merger Agreement and the consummation of the transactions contemplated by the Amended and Restated Merger Agreement (collectively, the “Merger Transactions”), (ii) determined that the Mergers, the Amended and Restated Merger Agreement and the Merger Transactions are advisable and in the best interests of the Company and its stockholders, and (iii) recommended that the Company’s stockholder approve and adopt the Mergers, the Amended and Restated Merger Agreement and the Merger Transactions;

Whereas, pursuant to (i) Section B.3.3.1 of Article Fourth of the Amended and Restated Certificate of Incorporation of the Company (the “Charter”), the written consent or affirmative vote of the holders of at least sixty-three percent of the then outstanding shares of Preferred Stock, voting together as a single class on an as-converted basis, is required for the Company to effect any merger, (ii) Section B.3.4.1 of Article Fourth of the Charter, the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of the Company’s Series Seed Preferred Stock and Series A Preferred Stock, voting together as a single class on an as-converted basis, is required for the Company to effect any action in a manner that alters or changes the voting or other powers, preferences or other special rights, privileges or restrictions of the Company’s Series Seed Preferred Stock or Series A Preferred Stock, (iii) Section B.3.5.1 of Article Fourth of the Charter, the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of the Company’s Series B Preferred Stock, voting as a separate class on an as-converted basis, is required for the Company to effect any action in a manner that alters or changes the voting or other powers, preferences or other special rights, privileges or restrictions of the Company’s Series B Preferred Stock, (iv) Section B.3.6.1 of Article Fourth of the Charter, the written consent or affirmative vote of the holders of at least sixty percent of the then outstanding shares of the Company’s Series C Preferred Stock and Series C-1 Preferred Stock, voting together as a single class on an as-converted basis, is required for the Company to effect any action in a manner that alters or changes the voting or other powers, preferences or other special rights, privileges or restrictions of the Company’s Series C Preferred Stock or Series C-1 Preferred Stock; (v) Section B.3.7.1 of Article Fourth of the Charter, the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of the Company’s Series D Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock, voting together as a single class on an as-converted basis, is required for the Company to effect any action in a manner that alters or changes the voting or other powers, preferences or other special rights, privileges or restrictions of the Company’s Series D Preferred Stock, Series D-1 Preferred Stock or Series D-2 Preferred Stock; (vi) Sections B.3.8.1 and B.3.8.3 of Article Fourth of the Charter, the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of the Company’s Series E Preferred stock, voting as a separate class on an as-converted basis, is required for the Company to effect any action in a manner that alters or changes the voting or other powers, preferences or other special rights, privileges or restrictions of the Series E Preferred Stock ((i)-(vi) collectively, the “Requisite Stockholders”); and

Whereas, the undersigned stockholders constitute at least the Requisite Stockholders and wish to approve the Mergers, the Amended and Restated Merger Agreement and the Merger Transactions.

Now, Therefore, Be It Resolved, that the Mergers, the Amended and Restated Merger Agreement and the Merger Transactions be, and they hereby are, authorized and approved in all respects;

Resolved Further, that all prior actions taken by the Board and officers of the Company with respect to the preparation and negotiation of the Amended and Restated Merger Agreement and otherwise in connection with effecting the purposes and intent of the Mergers, the Amended and Restated Merger Agreement and the Merger Transactions be, and each of them hereby is, authorized, ratified and approved in all respects; and

Resolved Further, that the foregoing resolutions shall satisfy all stockholder approval requirements set forth in the Charter, including without limitation Sections B.3.3.1, B.3.4.1, B.3.5.1, B.3.6.1, B.3.7.1, B.3.8.1, and B.3.8.3 of Article Fourth of the Charter.

II.	General Authorizing Resolutions

Resolved, that the appropriate officers of the Company be, and each of them hereby is, authorized, directed and empowered, in the Company’s name and on its behalf, to execute any applications, certificates, agreements or any other instruments or documents or amendments or supplements to such documents, or to do or to cause to be done any and all other acts and things as such officers, and each of them may, in their reasonable discretion with the advice of the Company’s outside legal counsel, deem necessary or appropriate to carry out the purposes of the foregoing resolutions; and

Resolved Further, that all prior actions taken by the officers of the Company in furtherance of these resolutions be, and they hereby are, ratified and approved.

[Signature Page Follows]

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

Date:
Stuart Landesberg

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

NORWEST VENTURE PARTNERS XIII, LP

By: Genesis VC Partners XIII, LLC, General Partner

By: NVP Associates, LLC, Managing Member

By:	Date:
Name: Jeff Crowe
Title: Managing Partner

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

MAYFIELD SELECT, a Cayman Islands Exempted Limited Partnership

By: MAYFIELD SELECT MANAGEMENT
(EGP), L.P.,
a Cayman Islands Exempted Limited Partnership
Its: General Partner

By: MAYFIELD SELECT MANAGEMENT
(UGP), LTD.,
a Cayman Islands Exempted Company
Its: General Partner

By:	Date:
Name: Tim Chang
Title: Authorized Signatory

MAYFIELD XV, a Cayman Islands Exempted Limited Partnership

By: MAYFIELD SELECT MANAGEMENT
(EGP), L.P.,
a Cayman Islands Exempted Limited Partnership
Its: General Partner

By: MAYFIELD XV MANAGEMENT
(UGP), LTD.,
a Cayman Islands Exempted Company
Its: General Partner

By:	Date:

Name: Tim Chang

Title: Authorized Signatory

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

MHS CAPITAL PARTNERS II, L.P.

By: MHS Capital Management II, LLC
Its: General Partner

By:	Date:
Name: Mark Sugarman
Title: Managing Member

MHS CAPITAL PARTNERS G2, L.P.

By: MHS Capital Management G2, L.L.C.
Its: General Partner

By:	Date:
Name: Mark Sugarman
Title: Managing Member

MHS CAPITAL PARTNERS G, L.P.

By: MHS Capital Partners G, LLC
Its: General Partner

By:	Date:
Name: Mark Sugarman
Title: Managing Member

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

LONE CYPRESS, LTD.

By: Lone Pine Capital LLC, its investment advisor

By:	Date:
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE SPRUCE, L.P.

By: Lone Pine Capital LLC, its investment advisor

By:	Date:
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE CASCADE, L.P.

By: Lone Pine Capital LLC, its investment advisor

By:	Date:
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE SIERRA, L.P.

By: Lone Pine Capital LLC, its investment advisor

By:	Date:
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE MONTEREY MASTER FUND, LTD.

By: Lone Pine Capital LLC, its investment advisor

By:	Date:
Name: Kerry A. Tyler
Title: Authorized Signatory

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

GENERAL ATLANTIC (GC), L.P.

By: General Atlantic (SPV) GP, LLC,
its general partner

By: General Atlantic LLC, its sole member

By:	Date:
Name:
Title:

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

SCM GC Investments Limited

By:	Date:
Name: Wayne Cohen
Title: Authorized Signatory

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

Date:
Christopher Clark

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

Date:
Catherine Beaudoin

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

NEXTVIEW VENTURES II, L.P.

By: NextView Capital Partners II, LLC,

its General Partner

By:	Date:
Name: Lee Hower
Title: Managing member

NEXTVIEW VENTURES II-A, L.P.

By: NextView Capital Partners II, LLC,

its General Partner

By:	Date:
Name: Lee Hower
Title: Managing member

NEXTVIEW VENTURES CO-INVEST I, L.P.

By: NextView Capital Partners Co-Invest, LLC,

its General Partner

By:	Date:
Name: Lee Hower
Title: Managing member

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

SERIOUS CHANGE II, LP

By: Spring Partners, LLC,

Its: General Partner

By:	Date:
Name: Jo Sandlin
Title: President

SERIOUS CHANGE, LP

By: Serious Change Management, LLC,

Its: General Partner

By:	Date:
Name: Jo Sandlin
Title: President

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

NEVADA FML, LLC

By:	Date:
Name: Arel Meister-Aldama
Title: Manager

NEVADA HPL, LLC

By:	Date:
Name: Arel Meister-Aldama
Title: Manager

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

SMALLCAP World Fund, Inc.

By: Capital Research and Management Company

By:	Date:
Name:
Title:

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

INHERENT ESG PRIVATE, LP

By: Inherent Capital, LLC

Its: General Partner

By:	Date:
Name: Danielle Schaefer
Title: Chief Financial Officer

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

GREENSPRING SECONDARIES FUND III, L.P.

By: Greenspring Secondaries General Partner III, L.P.,

its general partner

By: Greenspring Secondaries GP III, LLC,

its general partner

By: Greenspring Associates, LLC,

its sole member

By:	Date:
Name: Eric Thompson
Title: Chief Operating Officer

This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company. By executing this Action by Written Consent, the undersigned stockholders are giving written consent with respect to all shares of the Company’s capital stock held by such stockholders in favor of the above resolutions. This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including .PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

In Witness Whereof, the undersigned has executed this Action by Written Consent effective as of the date written below.

Stockholder:

GLYNN PARTNERS V, L.P.

By: Glynn Management V, LLC

Its: General Partner

By:	Date:
Name: David Glynn
Title: Managing Member

GLYNN EMERGING OPPORTUNITY FUND

By: Glynn Capital Management LLC

Its: General Partner

By:	Date:
Name: David Glynn
Title: President

GLYNN EMERGING OPPORTUNITY FUND II-A, L.P.

By: Glynn Management Evergreen LLC

Its: General Partner

By:	Date:
Name: David Glynn
Title: Managing Member

GLYNN EMERGING OPPORTUNITY FUND II, L.P.

By: Glynn Management Evergreen LLC

Its: General Partner

By:	Date:
Name: David Glynn
Title: Managing Partner